                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.29706%
POOL NUMBER:  Group 1 = 1802, 1803, 1804
____________________________________________________________________________________________

ISSUE DATE:  12/27/2001
CERTIFICATE BALANCE AT ISSUE:    $679,078,890.31

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     782                         $317,530,392.83
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $605,779.06
Unscheduled Principal Collection/Reversals                           $226,153.83
Liquidations-in-full                                      74      $30,503,283.17
Net principal Distributed                                         $31,335,216.06    ($31,335,216.06)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        708                         $286,195,176.77

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,831,251.89

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $163,956.67

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $33,002,511.28

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.29706%
POOL NUMBER:  Group 1 = 1802, 1803, 1804
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $31,335,216.06     $1,667,295.22             $0.00     $1,667,295.22             $0.00    $33,002,511.28

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $6,790,788.00             $0.00             $0.00             $0.00     $6,790,788.00
Bankruptcy Bond
   Single-Units           $128,000.00             $0.00             $0.00             $0.00       $128,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $6,790,789.00             $0.00             $0.00             $0.00     $6,790,789.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    2        $819,465.14         0              $0.00         1        $394,593.90

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $394,593.90         1        $499,902.42         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 03/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $9,250,226.86
                CB2                $3,634,018.93
                CB3                $1,982,190.92
                CB4                $1,321,462.23
                CB5                  $991,094.47
                CB6                  $991,097.99
                              __________________
                Total             $18,170,091.40
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of February 28, 2003):

SERIES:  2001-ms15              POOL NUMBER:  Group 1 = 1802, 1803, 1804

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $286,195,176.77**        $1,319,367.56***          $819,465.14***
Number:                         1508                      3                       2
% of Pool:                    100.00%                  0.46%                   0.29%
(Dollars)
% of Pool:                    100.00%                  0.20%                   0.13%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***          $499,902.42***
Number:                           0                       0                       1
% of Pool:                    0.00%                    0.00%                   0.17%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.07%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 2003 scheduled payments and February 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
February 28, 2003.

Trading Factor, calculated as of distribution date : 0.25461855.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 2003, and unscheduled prepayments in months prior to March ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.43199%
POOL NUMBER:  Group 2 = 1805, 1806
____________________________________________________________________________________________

ISSUE DATE:  12/27/2001
CERTIFICATE BALANCE AT ISSUE:    $444,936,513.44

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     574                         $241,974,783.73
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $232,285.89
Unscheduled Principal Collection/Reversals                            $39,370.65
Liquidations-in-full                                      58      $24,189,726.35
Net principal Distributed                                         $24,461,382.89    ($24,461,382.89)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        516                         $217,513,400.84

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,382,491.13

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $84,533.09

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $25,759,340.93

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.43199%
POOL NUMBER:  Group 2 = 1805, 1806
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $24,461,382.89     $1,297,958.04             $0.00     $1,297,958.04             $0.00    $25,759,340.93

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $4,449,365.00             $0.00             $0.00             $0.00     $4,449,365.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $4,449,365.00             $0.00             $0.00             $0.00     $4,449,365.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    2        $643,820.22         2        $728,726.88         3      $1,313,492.52

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $362,997.39         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class DB1, DB2, DB3, DB4,
DB5, DB6 Certificates immediately after the principal and interest distribution on 03/25/2003 are as follows:

                Class       Class Principal Balance
                DB1                $5,925,830.15
                DB2                $2,853,178.58
                DB3                $1,755,801.72
                DB4                $1,097,376.82
                DB5                  $658,424.90
                DB6                  $877,902.32
                              __________________
                Total             $13,168,514.50
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of February 28, 2003):

SERIES:  2001-ms15              POOL NUMBER:  Group 2 = 1805, 1806

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $217,513,400.84**        $2,323,042.23***          $643,820.22***
Number:                          969                      6                       2
% of Pool:                    100.00%                  1.07%                   0.30%
(Dollars)
% of Pool:                    100.00%                  0.62%                   0.21%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $728,726.88***          $950,495.13***                $0.00***
Number:                           2                       2                       0
% of Pool:                    0.34%                    0.44%                   0.00%
(Dollars)
% of Pool:                    0.21%                    0.21%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 2003 scheduled payments and February 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
February 28, 2003.

Trading Factor, calculated as of distribution date : 0.19351461.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 2003, and unscheduled prepayments in months prior to March ) can be calculated.